Exhibit 99.1
                                  ------------



                        AVALON DIGITAL MARKETING SYSTEMS

                                  Balance Sheet

                            As of February 29, 2004



                ASSETS

Current Assets:
  Cash (from Form 2-B, line 5)                    $    121,526
  Accounts Receivable (from Form 2-E)                    7,863
  Receivable from Officers, Employees, Affiliates            -
  Inventory                                                  -
  Other Current Assets:
    Contract, AR                                       153,040
    Retainage                                          106,783
    Prepaid and Other                                   34,396
                                                  ------------
        Total Current Assets                                       $    423,608
                                                                   ------------

Fixed Assets:
  Land                                                       -
  Building                                                   -
  Equipment, Furniture and Fixtures                  1,218,937
                                                  ------------

        Total Fixed Assets                           1,218,937
                                                  ------------
  Less:  Accumulated Depreciation                     (818,388)

        Net Fixed Assets                                                400,549
                                                                   ------------

Other Long Term Assets:
  License                                               13,000
                                                  ------------
        TOTAL ASSETS                                                    837,157
                                                                   ------------

                LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                     271,759
  Notes Payable                                              -
  Rents and Leases Payable                               6,700
  Taxes Payable (from Form 2-E)                         22,365
  Accrued interest                                       1,800
  Other:
    Accrued Expense                                    335,778
                                                  ------------

        Total Post Petition Liabilities                            $    638,402
                                                                   ------------

Pre-Petition Liabilities:
  Priority Claims                                      160,989
  Secured Debt                                         298,470
  Unsecured Debt                                     9,112,403
                                                  ------------
        Total Pre-Petition Liabilities                                9,571,862
                                                                   ------------

        TOTAL LIABILITIES                                          $ 10,210,264
                                                                   ------------

                OWNERS' EQUITY

Capital Stock or Owner's Investment               $      8,714
Paid-In Capital                                     28,051,203
Retained Earnings:
  Pre Petition                                     (36,880,111)
  Post Petition                                       (552,913)
                                                  ------------

        TOTAL OWNERS' EQUITY                                       $ (9,373,107)
                                                                   ------------

        TOTAL LIABILITIES AND OWNERS' EQUITY                       $    837,157
                                                                   ------------

                        AVALON DIGITAL MARKETING SYSTEMS

                            Profit and Loss Statement

                  For Period February 1 to February 29, 2004


Gross Operating Revenue                           $    135,390
Less:  Discounts, Returns and Allowances                     -
                                                  ------------

        Net Operating Revenue                                      $    135,390

Cost of Goods Sold                                                          558
                                                                   ------------

        Gross Profit                                                    134,832
                                                                   ------------

Operating Expenses
  Salaries and Wages                                   102,399
  Rents and Leases                                       6,700
  Payroll Taxes (Employer)                               7,617
  Other:
    Health Insurance                                     8,671
    Fees/Licenses                                       20,122
    G & A                                               14,618
                                                  ------------

        Total Operating Expenses                                        160,127

        Operating Income (Loss)                                         (25,295)
                                                                   ------------

Legal and Professional Fees                                              48,000
Depreciation, Depletion and Amortization                                 31,842
Interest Expense                                                          1,015
                                                                   ------------

        Net Operating Income (Loss)                                    (106,152)
                                                                   ------------

Non-Operating Income and Expenses
  Other Non-Operating (Expenses)                             -
  Gains (Losses) on Sale of Assets                           -
  Interest Income                                            -
  Other Non-Operating Income                                 -
                                                  ------------

        Net Non-Operating Income or (Expenses)                                -
                                                                   ------------


        Net Income (Loss) Before Income Taxes                          (106,152)
                                                                   ------------

Federal and State Income Tax Expense (Benefit)                                -
                                                                   ------------

        NET INCOME (LOSS)                                          $   (106,152)
                                                                   ------------



                                       2